Ivy Funds

Delaware Global Value Equity Fund
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”), each dated July 31, 2023, as amended

Changes Effective August 31, 2023

Effective August 31, 2023, Charles (Trey) Schorgl is added as an additional portfolio manager of the Fund and will serve as a portfolio manager of the Fund with Aditya Kapoor and Charles John. References to any other portfolio managers of the Fund in the Fund’s summary prospectus, statutory prospectus, or SAI are removed.

Effective August 31, 2023, the following is added to the information in the section of the Fund’s summary prospectus entitled “Who manages the Fund? – Investment Manager” and the section of the Fund’s statutory prospectus entitled “Fund summaries – Delaware Global Value Equity Fund – Who manages the Fund? – Investment Manager”:

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Charles (Trey) Schorgl	Managing Director, Senior Portfolio Manager	August 2023

Effective August 31, 2023, the first sentence of the section of the Fund’s statutory prospectus entitled "Who manages the Funds – Portfolio managers – Delaware Global Value Equity Fund" is deleted in its entirety and is replaced with:

Aditya Kapoor, Charles John and Charles (Trey) Schorgl are primarily responsible for the day-to-day portfolio management of the Fund.

Changes Effective October 31, 2023

Effective October 31, 2023, the Fund will change its name from Delaware Global Value Equity Fund to Delaware Global Equity Fund II. Accordingly, all references to Delaware Global Value Equity Fund in the Fund’s summary prospectus, statutory prospectus, and SAI will be replaced with Delaware Global Equity Fund II.

Effective October 31, 2023, the Fund will change its benchmark index from the MSCI World Index to the MSCI ACWI (All Country World Index) Index.

Effective October 31, 2023, the second paragraph of the section of the Fund’s summary prospectus entitled “Who manages the Fund? – Investment Manager” and the section of Fund’s summary statutory prospectus entitled “Fund summaries – Delaware Global Value Equity Fund – What are the Fund’s principal investment strategies?” is deleted in its entirety and is replaced with:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. Although the Fund invests primarily in large-capitalization companies, it may invest in companies of any size. Under normal circumstances, the Fund invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Fund may invest in US and non-US issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities. The Fund may invest up to 20% of its net assets in emerging markets securities. The Fund will focus its investments in the consumer staples industry. The consumer staples industry consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

Effective October 31, 2023, the fourth paragraph of the section of the Fund’s summary prospectus entitled “Who manages the Fund? – Investment Manager” and the section of Fund’s summary statutory prospectus entitled “Fund summaries – Delaware Global Value Equity Fund – What are the Fund’s principal investment strategies?” is deleted in its entirety and is replaced with:

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt, and relative margin instability. Mispricings occur when shorter-term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, the ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and the ability to gain market share from competitors. Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality, and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

As an overlay to its bottom-up analysis, the Manager may consider factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

Effective October 31, 2023, the second paragraph in the section of the Fund’s statutory prospectus entitled "How we manage the Funds – Our principal investment strategies – Delaware Global Value Equity Fund" is deleted in its entirety and is replaced with:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (80% policy). Although the Fund invests primarily in large-capitalization companies, it may invest in companies of any size. Under normal circumstances, the Fund invests at least 40% (or, if the Manager deems it warranted by market conditions, at least 30%) of its total assets in securities of non-US issuers. The Fund may invest in US and non-US issuers, including issuers located in emerging market countries, and may invest up to 100% of its total assets in foreign securities. The Fund may invest up to 20% of its net assets in emerging markets securities. The Fund will focus its investments in the consumer staples industry. The consumer staples industry consists of companies that are involved in areas such as the production, manufacture, distribution, or sale of, consumer goods and services that have non-cyclical characteristics, such as food and beverage, household goods, personal products, and non-discretionary retail.

Effective October 31, 2023, the fourth paragraph in the section of the Fund’s statutory prospectus entitled "How we manage the Funds – Our principal investment strategies – Delaware Global Value Equity Fund" is deleted in its entirety and is replaced with:

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt, and relative margin instability. Mispricings occur when shorter-term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, the ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and the ability to gain market share from competitors. Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality, and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

As an overlay to its bottom-up analysis, the Manager may consider factors such as the geographical economic environment, the political environment, regulatory policy, geopolitical risk and currency risk. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use options, total return swaps or other derivatives. The Fund may use derivatives in an attempt to hedge broad or specific equity market movements, to gain or increase exposure to specific securities, sectors and/or geographical areas or to otherwise manage the risks of the Fund’s investments. In an effort to manage foreign currency exposure, the Fund may use forward currency contracts to either increase or decrease exposure to a given currency.

In addition, the Fund may invest in “A-shares” of certain Chinese companies ‑ which otherwise are not eligible to be directly purchased by US mutual funds ‑ through various trading programs with Chinese-based stock exchanges.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 15, 2023.